Exhibit 99.2

Motorola Solutions, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s Net sales and Operating earnings (loss) by the Company’s new reporting segments for the four quarters of 2010 and 2009, and for the full fiscal years of 2010, 2009 and 2008.

Net Sales

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010

Government	$1,132	$1,262	$1,267	$1,474	$5,135
Enterprise	608	674	682	772	2,736

Company Totals	$1,740	$1,936	$1,949	$2,246	$7,871

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	2009

Government	$1,112	$1,174	$1,235	$1,355	$4,876
Enterprise	556	558	562	628	2,304

Company Totals	$1,668	$1,732	$1,797	$1,983	$7,180

					2008

Government					$5,259
Enterprise					2,881

Company Totals					$8,140

Operating Earnings (Loss)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010

Government	$92	$117	$167	$190	$566
Enterprise	28	44	52	88	212

Company Totals	$120	$161	$219	$278	$778

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	2009

Government	$42	$139	$159	$202	$542
Enterprise	(40)	19	1	48	28

Company Totals	$2	$158	$160	$250	$570

					2008

Government					$630
Enterprise					(1,309)

Company Totals					$(679)

Motorola Solutions, Inc.

Operating Earnings after Non-GAAP Adjustments

Q1 2010

		MSI	Government	Enterprise
Net sales		$1,740	$1,132	$608
Operating earnings		$120	$92	$28

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	1	1	—
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	29	19	10
Reorganization of business charges	Other charges (income)	(1)	(1)	—
Legal settlement	Other charges (income)	(29)	(19)	(10)
Intangibles amortization expense	Intangibles amortization	51	3	48

Total above-OE non-GAAP adjustments		55	6	49

Operating earnings after non-GAAP adjustments		$175	$98	$77

Operating earnings as a percentage of net sales - GAAP		6.9%	8.1%	4.6%

Operating earnings as a percentage of net sales - after non-GAAP adjustments		10.1%	8.7%	12.7%

Q2 2010
		MSI	Government	Enterprise
Net sales		$1,936	$1,262	$674
Operating earnings		$161	$117	$44

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	6	5	1
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	32	21	11
Reorganization of business charges	Other charges (income)	14	10	4
Intangibles amortization expense	Intangibles amortization	50	2	48

Total above-OE non-GAAP adjustments		106	41	65

Operating earnings after non-GAAP adjustments		$267	$158	$109

Operating earnings as a percentage of net sales - GAAP		8.3%	9.3%	6.5%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		13.8%	12.5%	16.2%

Q3 2010
		MSI	Government	Enterprise
Net sales		$1,949	$1,267	$682
Operating earnings		$219	$167	$52

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	5	5	—
Stock-based compensation expense	Cost of sales	6	5	1
Stock-based compensation expense	SG&A and R&D	33	21	12
Reorganization of business charges	Other charges (income)	22	22	—
IP reserve adjustment	Other charges (income)	(39)	(39)	—
Intangibles amortization expense	Intangibles amortization	51	2	49

Total above-OE non-GAAP adjustments		78	16	62

Operating earnings after non-GAAP adjustments		$297	$183	$114

Operating earnings as a percentage of net sales - GAAP		11.2%	13.2%	7.6%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		15.2%	14.4%	16.7%

Q4 2010
		MSI	Government	Enterprise
Net sales		$2,246	$1,474	$772
Operating earnings		$278	$190	$88

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	7	4	3
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	32	20	12
Reorganization of business charges	Other charges (income)	19	11	8
IP settlement	Other charges (income)	(39)	—	(39)
Intangibles amortization expense	Intangibles amortization	51	2	49

Total above-OE non-GAAP adjustments		74	40	34

Operating earnings after non-GAAP adjustments		$352	$230	$122

Operating earnings as a percentage of net sales - GAAP		12.4%	12.9%	11.4%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		15.7%	15.6%	15.8%

2010
		MSI	Government	Enterprise
Net sales		$7,871	$5,135	$2,736
Operating earnings		$778	$566	$212

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	19	15	4
Stock-based compensation expense	Cost of sales	18	14	4
Stock-based compensation expense	SG&A and R&D	126	81	45
Reorganization of business charges	Other charges (income)	54	42	12
Legal settlement	Other charges (income)	(29)	(19)	(10)
IP settlement and reserve adjustment	Other charges (income)	(78)	(39)	(39)
Intangibles amortization expense	Intangibles amortization	203	9	194

Total above-OE non-GAAP adjustments		313	103	210

Operating earnings after non-GAAP adjustments		$1,091	$669	$422

Operating earnings as a percentage of net sales - GAAP		9.9%	11.0%	7.7%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		13.9%	13.0%	15.4%

Motorola Solutions, Inc.

Operating Earnings after Non-GAAP Adjustments

Q1 2009

		MSI	Government	Enterprise
Net sales		$1,668	$1,112	$556
Operating earnings (loss)		$2	$42	$(40)

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	7	4	3
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	31	20	11
Reorganization of business charges	Other charges	48	27	21
Intangibles amortization expense	Intangibles amortization	55	6	49

Total above-OE non-GAAP adjustments		145	60	85

Operating earnings after non-GAAP adjustments		$147	$102	$45

Operating earnings (loss) as a percentage of net sales - GAAP		0.1%	3.8%	-7.2%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		8.8%	9.2%	8.1%

Q2 2009

		MSI	Government	Enterprise
Net sales		$1,732	$1,174	$558
Operating earnings		$158	$139	$19

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	1	1	—
Stock-based compensation expense	Cost of sales	4	2	2
Stock-based compensation expense	SG&A and R&D	30	19	11
Reorganization of business and other exit charges	Other charges	12	7	5
Legal settlement	Other charges	(55)	(35)	(20)
Intangibles amortization expense	Intangibles amortization	55	6	49

Total above-OE non-GAAP adjustments		47	0	47

Operating earnings after non-GAAP adjustments		$205	$139	$66

Operating earnings as a percentage of net sales - GAAP		9.1%	11.8%	3.4%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		11.8%	11.8%	11.8%

Q3 2009

		MSI	Government	Enterprise
Net sales		$1,797	$1,235	$562
Operating earnings (loss)		$160	$159	$1

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	31	20	11
Environmental reserve	Other charges	24	16	8
Intangibles amortization expense	Intangibles amortization	55	5	50

Total above-OE non-GAAP adjustments		114	44	70

Operating earnings after non-GAAP adjustments		$274	$203	$71

Operating earnings (loss) as a percentage of net sales - GAAP		8.9%	12.9%	0.2%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		15.2%	16.4%	12.6%

Q4 2009

		MSI	Government	Enterprise
Net sales		$1,983	$1,355	$628
Operating earnings		$250	$202	$48

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	6	5	1
Stock-based compensation expense	Cost of sales	4	1	3
Stock-based compensation expense	SG&A and R&D	29	18	11
Legal settlements	Other charges	(20)	(15)	(5)
Reorganization of business and other exit charges	Other charges	28	23	5
Intangibles amortization expense	Intangibles amortization	53	5	48

Total above-OE non-GAAP adjustments		100	37	63

Operating earnings after non-GAAP adjustments		$350	$239	$111

Operating earnings as a percentage of net sales - GAAP		12.6%	14.9%	7.6%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		17.7%	17.6%	17.7%

2009

		MSI	Government	Enterprise
Net sales		$7,180	$4,876	$2,304
Operating earnings (loss)		$570	$542	$28

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	14	10	4
Stock-based compensation expense	Cost of sales	16	9	7
Stock-based compensation expense	SG&A and R&D	121	77	44
Reorganization of business and other exit charges	Other charges	88	57	31
Environmental reserve	Other charges	24	16	8
Legal settlements	Other charges	(75)	(50)	(25)
Intangibles amortization expense	Intangibles amortization	218	22	196

Total above-OE non-GAAP adjustments		406	141	265

Operating earnings after non-GAAP adjustments		$976	$683	$293

Operating earnings (loss) after non-GAAP adjustments		7.9%	11.1%	1.2%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		13.6%	14.0%	12.7%

Motorola Solutions, Inc.

Operating Earnings after Non-GAAP Adjustments

2008

		MSI	Government	Enterprise
Net sales		$8,140	$5,259	$2,881
Operating earnings (loss)		$(679)	$630	$(1,309)

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	$5	$5	$—
Stock-based compensation expense	Cost of sales	16	11	5
Stock-based compensation expense	SG&A and R&D	115	75	40
Asset impairment charges	Other charges	1,564	—	1,564
Reorganization of business charges	Other charges	60	40	20
Legal settlements, net	Other charges	14	9	5
Gain on the sale of PP&E	Other charges	(48)	(31)	(17)
Intangibles amortization expense	Intangibles amortization	227	23	204

Total above-OE non-GAAP adjustments		1,953	132	1,821

Operating earnings after non-GAAP adjustments		$1,274	$762	$512

Operating earnings (loss) as a percentage of net sales - GAAP		-8.3%	12.0%	-45.4%
Operating earnings as a percentage of net sales - after non-GAAP adjustments		15.7%	14.5%	17.8%